Commission File No. 000-31639

SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:
[X]	Preliminary Information Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]	Definitive Information Statement
Racino Royale, Inc. (Name of Registrant as Specified in its Charter)
Payment of Filing Fee (check the appropriate box):
No fee required.
[X]
[_]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1)	Title of each class of securities to which transaction applies: __________________________
	2)	Aggregate number of securities to which transaction applies: _________________________
3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
__________________________________________________________________________

	4)	Proposed maximum aggregate value of transaction: _________________________________
	5)	Total fee paid: ______________________________________________________________
[_]	Fee paid previously with preliminary materials.
[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

	1)	Amount previously paid: _________________________________________________________
	2)	Form, Schedule or Registration Statement No.: ________________________________________
	3)	Filing Party: ___________________________________________________________________
	4)	Date Filed: _____________________________________________________________________

RACINO ROYALE, INC.
144 Front Street – Suite 700
Toronto, Ontario, Canada M5J 2L7
(416)477-5656

INFORMATION STATEMENT

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to shareholders of Racino Royale, Inc., a Nevada corporation (the “Company”), on or about __________, 2008, in connection with certain shareholder action taken by written consent of the holders of a majority of our outstanding shares entitled to vote at a meeting of shareholders to approve amendments to our Articles of Incorporation, as amended, substantially in the form attached as Exhibit “A” to this Information Statement  (the “Amendments”) and to ratify adoption of the Company’s 2008 Stock Option Plan attached hereto as Exhibit “B” (the “Plan”). The purpose of the Amendments is to increase our authorized capital stock from 100,000,000 shares, consisting of 100,000,000 shares of Common Stock having a par value of $0.001 per share to 200,000,000 shares of authorized capital, consisting of 200,000,000 shares of Common Stock having a par value of $0.001 per share and to change our name to “InterAmerican Gaming, Inc.”  The purpose of the Plan is provide additional compensation and incentives and to motivate present management of the Company as well as to attract and retain other highly talented people by authorizing the issuance of up to 7,500,000 shares of the Company’s Common Stock to officers, directors, employees and consultants of the Company who exercise options granted under the Plan.

Our Board of Directors approved the Amendments and the Plan on July 10, 2008 by written unanimous consent, and recommended that the Amendments and the Plan be approved by our shareholders. The Amendments and the Plan require the approval of holders of a majority of the shares entitled to vote at a shareholder meeting. Under Nevada law, we are permitted to obtain approval of the Amendments and the Plan by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to approve the Amendments and the Plan at a meeting at which all shares entitled to vote thereon were present and voted. On July 14, 2008, holders of a majority of the voting capital stock acted by written consent to approve the Amendments and the Plan.

We have elected not to call a special meeting of our shareholders in order to eliminate the costs of and time involved in holding a special meeting. Our management has concluded that it is in the best interests of our Company to address this matter in the manner stated herein.

Shareholders of record at the close of business on July 14, 2008 (the “Record Date”), are entitled to receive this Information Statement. As the Amendments and the Plan have been duly approved by shareholders holding a majority of our voting capital stock, approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

The Amendments will become effective when filed with the Secretary of State of the State of Nevada. Pursuant to Rule 14C-2(b) promulgated under the Securities Exchange Act of 1934, the Plan will become effective twenty (20) calendar days after the mailing of this Information Statement. We anticipate that the filing of the Amendments will occur after dissemination of this Information Statement to our shareholders, which is expected to occur on or about ____________, 2008.

This Information Statement will serve as written notice to shareholders pursuant to Section 78.370 of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY

The date of this Information Statement is ______ , 2008

Amendments to Articles of Incorporation

On July 10, 2008, our Board of Directors, by written unanimous consent, authorized and recommended that our shareholders approve the Amendments. On July 14, 2008, shareholders representing a majority of our voting capital stock outstanding consented in writing to the Amendments. The purpose of the Amendments is to increase our authorized capital stock from 100,000,000 shares, consisting of 100,000,000 shares of Common Stock having a par value of $0.001 per share, to 200,000,000 shares of authorized capital, consisting of 200,000,000 shares of Common Stock having a par value of $0.001 per share, and to change our name to “InterAmerican Gaming, Inc.”

The Amendments will become effective upon filing of a Certificate of Amendment to the Articles of Incorporation (the “Certificate of Amendment”), attached hereto as Exhibit “A,” with the Secretary of State of the State of Nevada, but our Board of Directors reserves the right to not make such filing if it deems it appropriate not to do so.

Purpose and Effect of the Name Change (the “Name Change”)

The Company is focused on developing gaming opportunities in Latin America, combining extensive gaming industry experience in the region with specialization in operating within the regulated gaming environment. Presently the Company is positioned to create a fully licensed and regulated operating presence in Latin America through the acquisition, consolidation, and development of top-tier casino operations, as well as generating additional value by adopting industry leading technology, systems, and branding. Management believes that it is in the best interest of the Company and its stockholders to affect the Name Change so as to more accurately reflect the nature of the Company’s business.

For this reason our Board of Directors has chosen to adopt and recommend the Name Change.

Certain Effects of the Name Change

The Board of Directors of the Company has determined that all shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Company’s Transfer Agent, which certificates will continue to represent fully paid and non-assessable shares of the Common Stock of the Company. The Amendments will not change any of the terms of our Common Stock and holders thereof will have the same voting rights and rights to dividends and distributions and each shareholder’s percentage ownership of Company will not be altered.

Upon the Effective Date of the Name Change, we anticipate that our Common Stock will continue to be listed on the OTCBB, and that the trading symbol will be changed from “RCNR” to a new trading symbol that will reflect the change of our corporate name. The Name Change and the anticipated change of our trading symbol will not have any affect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name “Racino Royale, Inc.” will continue to be valid and to represent shares of our Company. The Name Change will be reflected by book entry. Stockholders holding physical certificates should not destroy those certificates or surrender them to us for reissue; certificates bearing the name “Racino Royale, Inc.” should be retained in a secure location, as they will continue to represent shares of our Company.

Purpose and Effect of the Increase in Authorized Capitalization (the “Increase in Authorized Common Stock”)

As of the date of this Information Statement the Company has 42,976,114 of its authorized Common Stock available for issuance. The Board of Directors does not believe this is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future financings, possible future acquisition transactions, possible future awards under employee benefit plans, stock dividends, stock splits and other corporate purposes. Therefore, the Board of Directors approved the Increase in Authorized Common Stock as a means of providing it with the flexibility to act with respect to the issuance of Common Stock or securities exercisable for, or convertible into, Common Stock in circumstances which it believes will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Articles of Incorporation at that time.

The Increase in Authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, under the laws of the State of Nevada, authorized, unissued and unreserved shares may be issued for such consideration (not less than par value) and for such purposes as the Board of Directors may determine without further action by the stockholders. The issuance of such additional shares may, under certain circumstances, result in the dilution of the equity or earnings per share of the existing stockholders.

The Board of Directors has no current plans to authorize the issuance of additional shares of Common Stock or securities exercisable for, or convertible into, Common Stock. The approval of the Increase in Authorized Common Stock will give the Board of Directors more flexibility to pursue opportunities to engage in possible future financing transactions involving Common Stock or securities convertible into Common Stock. However, at this time, no decision to proceed with any such transaction has been made and no determination as to the type or amount of securities that might be offered has been made, should a possible future transaction be pursued.

Certain Effects of the Increase in Authorized Common Stock

The Increase in Authorized Common Stock was not approved as a means of preventing or dissuading a change in control or a takeover of the Company. However, use of these shares for such a purpose is possible. For example, shares of authorized but unissued Common Stock  could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the Increase in Authorized Common Stock may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional shares of Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders. The Increase in Authorized Common Stock does not change the terms of the Common Stock as set forth in the Company’s Articles of Incorporation, as amended. The additional shares of Common Stock authorized by the Increase in Authorized Common Stock will have the same voting rights, the same rights to dividends and distributions, and will be identical in all other respects to the shares of Common Stock now authorized.

For this reason our Board of Directors has chosen to adopt and recommend the Increase in Authorized Common Stock.

Manner of Effecting the Amendments

The Amendments will be effected by the filing of a Certificate of Amendment to our Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada. The Amendments will become effective on the date of filing of the Certificate of Amendment unless we specify otherwise (the “Effective Date”).

Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent. All certificates heretofore issued will continue to represent fully paid and non-assessable shares of the Common Stock of the Company. The Amendments will not change any of the terms of our Common Stock and holders thereof will have the same voting rights and rights to dividends and distributions and each shareholder’s percentage ownership of Company will not be altered.

A copy of the Certificate of Amendment to our Articles of Incorporation is attached to this Information Statement as Exhibit “A.”

Adoption Of The Company's 2008 Stock Option Plan

On July 10, 2008, our Board of Directors, by written unanimous consent, authorized and recommended that our shareholders approve and ratify the adoption of the Plan. On July 14, 2008, shareholders representing a majority of our voting capital stock outstanding consented in writing to the adoption of the Plan. The purpose of the Plan is provide additional compensation and incentives and to motivate present management of the Company as well as to attract and retain other highly talented people by authorizing the issuance of up to 7,500,000 shares of the Company’s Common Stock to officers, directors, employees and consultants of the Company who exercise options granted under the Plan. As of the date of this Information Statement, no options have been granted.

The Plan will be administered by the Board of Directors of the Company, or a designated committee, and provides for the issuance of both incentive and non-qualified options. Following is a brief description of the provisions of the Plan:

Grants. Grants under the Plan may consist of:

-	options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code

-	non qualified stock options that are not intended to so qualify

Eligibility for participation. Grants may be made to employees, officers, directors, advisors and independent contractors of the Company and its subsidiaries, including any non-employee member of the Board of Directors.

Options. Incentive stock options may be granted only to officers and directors who are employees. Non qualified stock options may be granted to employees, officers, directors, advisors and independent contractors. The exercise price of Common Stock underlying an option will be determined by the Board of Directors or Compensation Committee and may be equal to, greater than, or less than the fair market value but in no event less than 25% of fair market value, provided that:

-	the exercise price of an incentive stock option shall be equal to or greater than the fair market value of a share of Common Stock on the date such incentive stock option is granted

-
the exercise price of an incentive stock option granted to an employee who owns more than 10% of the Common Stock must not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant

The participant may pay the exercise price:

-	in cash

-	by delivering shares of Common Stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price of the grant

-
by such other method as the Board of Directors or Compensation Committee shall approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board

Options vest according to the terms and conditions determined by the Board of Directors or Compensation Committee.

The Board of Directors or Compensation Committee will determine the term of each option up to a maximum of ten years from the date of grant except that the term of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant. The Board of Directors or Compensation Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

Report and termination of the Plan. The Board of Directors or Compensation Committee may amend or terminate the plan at any time, except that it may not make any Report that requires shareholder approval as provided in Rule 16b-3 or Section 162(m) of the Securities Exchange Act of 1934 without shareholder approval. The Plan will terminate on the day immediately preceding the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors or Compensation Committee.

Acceleration of rights and options. If our Board of Directors or shareholders agree to dispose of all or substantially all of our assets or stock, any right or option granted will become immediately and fully exercisable during the period from the date of the agreement to the date the agreement is consummated or, if earlier, the date the right or option is terminated in accordance with the Plan. No option or right will be accelerated if the shareholders immediately before the contemplated transaction will own 50% or more of the total combined voting power of all classes of voting stock of the surviving entity (whether it is us or some other entity) immediately after the transaction.

A copy of the Plan in its entirety is attached to this Information Statement as Exhibit “B.”

Appraisal Rights and Vote Required

No Rights of Appraisal

Under the laws of the State of Nevada, shareholders are not entitled to appraisal rights with respect to approval of the Amendments and/or the Plan, and we will not independently provide shareholders with any such right.

Vote Required

The Amendments and the Plan require the approval of the holders of a majority of the shares entitled to vote at a shareholder meeting on the Record Date of July 14, 2008. Holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote. There were 56,423,886 shares of our Common Stock issued and outstanding as of the Record Date. On that date, shareholders representing 30,397,333shares (54%) entitled to vote at a meeting, which is a majority of the shares outstanding, consented in writing to the Amendments and the Plan.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of our Company’s Common Stock as of July 14, 2008, the Record Date by (i) each person known to the Company to own beneficially more than 5% of our Common Stock, (ii) each director, (iii) each executive officer, and (iv) all directors and executive officers as a group. As of July 14, 2008, the Record Date, there were 56,423,886 shares outstanding. Share ownership is deemed to include all shares that may be acquired through the exercise or conversion of any other security immediately or within the next sixty days. Such shares that may be so acquired are also deemed outstanding for purposes of calculating the percentage of ownership for that individual or any group of which that individual is a member. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Gamecorp Ltd. 144 Front St., Suite 700 Toronto, ON M5J 2L7	21,414,600(1)	38.0%

Common	Jason Moretto(2) 146 Arista Gate Vaughn, ON L4L 9H7	1,000,000(1)	1.8%

Common	Graham Simmonds(2) 491 Oriole Parkway Toronto, ON M5P 2H9	350,000	*

Common	G.R. Randy Barber(2) 14 Honeybourne Cres. Markham, ON L3P 1P3	200,000	*

Common	Gary Hokkanen(2) 76 Bronte Road Thornhill, ON L3T 7J4	200,000	*

Common	John G. Simmonds(2) 1640 16th Sideroad King City, ON L7B 1A3	0(1)	*

Common	Carrie J. Weiler(2) 69 McCutcheon Ave. Nobleton, ON L0G 1N0	0	*

Common	Adam Szweras(2) 25 Firtree Trail Thornhill, ON L4J 9G4	0(3)	*

Common	All Officers and Directors as a Group (7 persons)	23,164,600(1)	41.1%
__________________

*           Less than 1%

(1)
21,414600 shares are held in the name of ETIFF Holdings, LLC., a wholly owned subsidiary of Gamecorp Ltd., a foreign public reporting company with the Securities and Exchange Commission. Messrs. Simmonds and Moretto are the sole managers of ETIFF Holdings, LLC, and, as such, control the disposition of those shares. In addition, Messrs. Simmonds and Moretto as well as Mr. Hokkanen and Ms. Weiler are officers and/or directors of Gamecorp Ltd.

(2)	Officer and/or Director of our Company.
(3)
Mr. Szweras is a director of Foundation Venture Leasing, a private company, which owns and holds sole voting power to 2,000,000 common shares of our Company. Mr. Szweras disclaims any beneficial ownership as to these shares.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB, Form 10-K, 10-QSB and Form 10-Q (the “1934 Act filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the 1934 Act Filings of issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

Interests of Certain Persons In or Opposition to Matters Acted Upon

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the action taken by the Company set forth in this Information Statement.

Proposal by Security Holders

No security holder has requested the Company to include any proposal in this Information Statement.

Expense of Information Statement

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

Delivery of Documents to Security Holders Sharing an Address

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Racino Royale, Inc.
144 Front Street, Suite 700
Toronto, Ontario, Canada  M5J 2L7
(416) 477-5656

BY ORDER OF THE BOARD OF DIRECTORS

John G. Simmonds, Chief Executive Officer

Toronto, Ontario, Canada
_______, 2008

EXHIBIT "A"
ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: www.nvsos.gov
________________________________

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)
________________________________

USE BLACK INK ONLY – DO NOT HIGHLIGHT                                        ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:   Racino Royale, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE I:  NAME. The name of the corporation is InterAmerican Gaming, Inc.

The following paragraph shall be substituted for and inserted in the place and stead of the Section 4.01 of Article IV:

ARTICLE IV:  SHARES OF STOCK.
Section 4.01. Number and Class:  The amount of the total authorized capital stock of this corporation is Two Hundred Million (200,000,000) shares with a par value of $.001 designated as Common Stock. The Common Stock may be issued from time to time without action by the shareholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences and rights or qualoifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation* have voted in favor of the amendment is:  .

4. Effective date of filing (optional): ___________________________     ________
 (must not be later than 90 days after the certificate is filed)

5. Signature (Required):

X___________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.                                                                                                   Nevada Secretary of State Amend Profit After
                      Revised:  07-1-08

EXHIBIT “B”

RACINO ROYALE, INC.

2008 STOCK PLAN

1.           Purpose of the Plan. The purposes of this Stock Plan are to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company’s business by aligning the financial interests of Directors, Employees and Consultants providing personal services to the Company or to any Parent or Subsidiary of the Company with long-term shareholder value.

Awards granted hereunder may be Incentive Stock Options, Nonqualified Stock Options, Stock Awards, or SARs, at the discretion of the Board and as reflected in the terms of the Award Agreement.

2.           Definitions. As used herein, the following definitions shall apply:

(a)           “Award” shall mean any award or benefits granted under the Plan, including Options, Stock Awards, and SARs.

(b)           “Award Agreement” shall mean a written or electronic agreement between the Company and the Awardee setting forth the terms of the Award.

(c)           “Awardee” shall mean the holder of an outstanding Award.

(d)           “Board” shall mean (i) the Board of Directors of the Company, or (ii) both the Board and the Committee, if a Committee has been appointed in accordance with Section 4(a) of the Plan.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)            “Committee” shall mean the Compensation Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed; provided, however, if the Board of Directors appoints more than one Committee pursuant to Section 4(a), then “Committee” shall refer to the appropriate Committee, as indicated by the context of the reference.

(g)           “Common Shares” shall mean the common shares of Racino Royale, Inc.

(h)           “Company” shall mean Racino Royale, Inc., a Nevada corporation and any successor thereto.

(i)            “Consultant” shall mean any person, except an Employee, engaged by the Company or any Parent or Subsidiary of the Company, to render personal services to such entity, including as an advisor.

 (j)           “Continuous Status as a Participant” shall mean (1) for Employees, the absence of any interruption or termination of service as an Employee, and (2) for Consultants, the absence of any interruption, expiration, or termination of such person’s consulting or advisory relationship with the Company or the occurrence of any termination event as set forth in such person’s Award Agreement. Continuous Status as a Participant shall not be considered interrupted (i) for an Employee, in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence for which Continuous Status is not considered interrupted in accordance with the Company’s policies on such matters, and (ii) for a Consultant, in the case of any temporary interruption in such person’s availability to provide services to the Company which has been authorized in writing by the President of the Company prior to its commencement.

(k)           “Conversion Options” shall mean the Options described in Section 6(c) of the Plan.

(l)            “Director” means a member of the Board of Directors of the Company or any Subsidiary thereof.

(m)          “Employee” shall mean any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Parent or Subsidiary of the Company. A person is on the payroll if he or she is paid from the payroll department of the Company, or any Parent or Subsidiary of the Company. Persons providing services to the Company, or to any Parent or Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company, Parent, or Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services are not Employees for purposes of this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity as, common law employees of the Company, Parent, or Subsidiary, either solely or jointly with another person or entity.

(n)           “Effective Date” shall mean July 15, 2008.

(o)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(p)           “FLSA” shall mean the Fair Labor Standards Act.

(q)           “Incentive Stock Option” shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

 (r)           “Maximum Annual Participant Award” shall have the meaning set forth in Section 5(b).

(s)           “Nonqualified Stock Option” shall mean an Option not intended to qualify as an

Incentive Stock Option.

(t)            “Option” shall mean a stock option granted pursuant to Section 6 of the Plan.

(u)           “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v)           “Participant” shall mean a Director, Employee or Consultant.

(w)           “Plan” shall mean this 2008 Stock Plan, including any amendments thereto.

(x)           “Share” shall mean one Common Share, as adjusted in accordance with Section 14 of the Plan.

(y)           “SAR” shall mean a stock appreciation right awarded pursuant to Section 8 of the Plan.

(z)           “Stock Award” shall mean a grant of Shares or of a right to receive Shares or their cash equivalent (or both) pursuant to Section 7 of the Plan.

(aa)         “Subsidiary” shall mean (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of a Nonqualified Stock Option, a Stock Award or an SAR, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls 50 percent or more of the voting power or equity interests.

3.           Shares Subject to the Plan. Subject to the provisions of Sections 14 and 16 of the Plan, the maximum aggregate number of Shares (increased, proportionately, in the event of any stock split, stock dividend or similar event with respect to the Shares) which may be awarded and delivered under the Plan shall not exceed 7,500,000 Shares (unadjusted for any stock split or stock dividend with respect to the Shares). The Shares may be authorized, but unissued, or reacquired Common Shares.

Subject to the provisions of the following sentence, if an Award should expire or become unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Awards under the Plan. Notwithstanding anything to the contrary contained herein, any Awards of Options that are transferred to a third party pursuant to a program under which the holder of certain Options may transfer such Options to such third party in exchange for cash or other consideration, shall be removed from the Plan and the Shares subject to such Awards shall not be available for regrant under the Plan regardless of whether the transferred Options are exercised or expire without exercise.

4.           Administration of the Plan.

(a)           Procedure. The Plan shall be administered by the Board of Directors of the Company.

(i)           The Board of Directors may appoint one or more Committees each consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, such Committees shall continue to serve until otherwise directed by the Board of Directors.

(ii)           From time to time the Board of Directors may increase the size of the Committee(s) and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, or fill vacancies however caused.

(b)           Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonqualified Stock Options, Stock Awards, and SARs; (ii) to determine, in accordance with Section 11(b) of the Plan, the fair market value of the Shares; (iii) to determine, in accordance with Section 11(a) of the Plan, the exercise price per share of Awards to be granted; (iv) to determine the Participants to whom, and the time or times at which, Awards shall be granted and the number of Shares to be represented by each Award; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; including the form of Award Agreement, and manner of acceptance of an Award; (vii) to determine the terms and provisions of each Award to be granted (which need not be identical) and, with the consent of the Awardee, modify or amend each Award; (viii) to authorize conversion or substitution under the Plan of any or all Conversion Options; (ix) to accelerate or defer (with the consent of the Awardee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      The Board may, but need not, determine that an Award shall vest or be granted subject to the satisfaction of one or more performance goals. Performance goals for awards will be determined by the Compensation Committee of the Board and will be designed to support the business strategy, and align executives’ interests with customer and shareholder interests. For awards that are intended to qualify as performance-based compensation under Section 162(m), performance goals will be based on one or more of the following business criteria: sales or licensing volume, revenues, customer satisfaction, expenses, organizational health/productivity, earnings (which includes similar measurements such as net profits, operating profits and net income, and which may be calculated before or after taxes, interest, depreciation, amortization or taxes), margins, cash flow, shareholder return, return on equity, return on assets or return on investments, working capital, product shipments or releases, brand or product recognition or acceptance and/or stock price. These criteria may be measured: individually, alternatively or in any combination; with respect to the Company, a subsidiary, division, business unit, product line, product or any combination of the foregoing; on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods or to other external measures; and including or excluding items that could affect the measurement, such as extraordinary or unusual and nonrecurring gains or losses, litigation or claim judgments or settlements, material changes in tax laws, acquisitions or divestitures, the cumulative effect of accounting changes, asset write-downs, restructuring charges, or the results of discontinued operations.

(c)           Effect of Board’s Decision. All decisions, determinations, and interpretations of the Board shall be final and binding on all Participants and Awardees.

5.           Eligibility.

(a)           Awards may be granted to Participants and to persons to whom offers of employment as an Employee have been extended; provided that Incentive Stock Options may only be granted to Employees.

(b)           The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 500,000 Common Shares for Options or SARs, or 500,000 shares for Stock Awards (increased, in both cases proportionately, in the event of any stock split, stock dividend or similar event with respect to the Shares). If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

6.           Options.

(a)           Each Option shall be designated in the written or electronic option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

(b)           For purposes of Section 6(a), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c)           Options converted or substituted under the Plan for any or all outstanding stock options and stock appreciation rights held by directors, employees, consultants, advisors or other option holders granted by entities subsequently acquired by the Company or a subsidiary or affiliate of the Company (“Conversion Options”) shall be effective as of the close of the respective mergers and acquisitions of such entities by the Company. The Conversion Options may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee; provided, however, that stock appreciation rights in the acquired entity shall only be converted to or substituted with Nonqualified Stock Options. The Conversion Options shall be options to purchase the number of Common Shares determined by multiplying the number of shares of the acquired entity’s common stock underlying each such stock option or stock appreciation right immediately prior to the closing of such merger or acquisition by the number specified in the applicable merger or acquisition agreement for conversion of each share of such entity’s common stock to a Common Share (the “Merger Ratio”). Such Conversion Options shall be exercisable at an exercise price per Common Share (increased to the nearest whole cent) equal to the exercise price per share of the acquired entity’s common stock under each such stock option or stock appreciation right immediately prior to closing divided by the Merger Ratio. No fractional Common Shares will be issued upon exercise of Conversion Options. In lieu of such issuance, the Common Shares issued pursuant to each such exercise shall be rounded to the closest whole Share. All other terms and conditions applicable to such stock options and stock appreciation rights prior to closing of the acquisition, including vesting, shall remain unchanged under the Conversion Options.

7.           Stock Awards.

(a)           Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Committee determines that it will offer a Stock Award, it will advise the Awardee in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Awardee shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept the offer. The offer shall be accepted by execution of an Award Agreement in the manner determined by the Committee.

(b)           Unless the Committee determines otherwise, the Award Agreement shall provide for the forfeiture of the non-vested Common Shares underlying such Stock Award upon the Awardee ceasing to be a Participant. To the extent that the Awardee purchased the Shares granted under such Stock Award and any such Shares remain non-vested at the time the Awardee ceases to be a Participant, the cessation of Participant status shall cause an immediate sale of such non-vested Shares to the Company at the original price per Common Share paid by the Awardee.

8.           SARs.

(a)           The Committee shall have the full power and authority, exercisable in its sole discretion, to grant SARs to selected Awardees. The Committee is authorized to grant both tandem stock appreciation rights (“Tandem SARs”) and stand-alone stock appreciation rights (“Stand-Alone SARs”) as described below.

(b)           Tandem SARs.

(i)           Awardees may be granted a Tandem SAR, exercisable upon such terms and conditions as the Committee shall establish, to elect between the exercise of the underlying Section 6 Option for Common Shares or the surrender of the Option in exchange for a distribution from the Company in an amount equal to the excess of (A) the fair market value (on the Option surrender date) of the number of Shares in which the Awardee is at the time vested under the surrendered Option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such vested Shares.

(ii)                      No such Option surrender shall be effective unless it is approved by the Committee, either at the time of the actual Option surrender or at any earlier time. If the surrender is so approved, then the distributions to which the Awardee shall become entitled under this Section 8(b) may be made in Common Shares valued at fair market value on the Option surrender date, in cash, or partly in Shares and partly in cash, as the Committee shall deem appropriate.

(iii)                       If the surrender of an Option is not approved by the Committee, then the Awardee shall retain whatever rights he or she had under the surrendered Option (or surrendered portion thereof) on the Option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice, or (B) the last day on which the Option is otherwise exercisable in accordance with the terms of the instrument evidencing such Option, but in no event may such rights be exercised more than ten (10) years after the date of the Option grant.

(c)           Stand-Alone SARs.

(i)           An Awardee may be granted a Stand-Alone SAR not tied to any underlying Option under Section 6 of the Plan. The Stand-Alone SAR shall cover a specified number of Common Shares and shall be exercisable upon such terms and conditions as the Committee shall establish. Upon exercise of the Stand-Alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (A) the aggregate fair market value (on the exercise date) of the Common Shares underlying the exercised right over (B) the aggregate base price in effect for those Shares.

(ii)           The number of Common Shares underlying each Stand-Alone SAR and the base price in effect for those Shares shall be determined by the Committee at the time the Stand-Alone SAR is granted. In no event, however, may the base price per Share be less than the fair market value per underlying Common Share on the grant date.

(iii)           The distribution with respect to an exercised Stand-Alone SAR may be made in Common Shares valued at fair market value on the exercise date, in cash, or partly in Shares and partly in cash, as the Committee shall deem appropriate.

(d)           The Common Shares underlying any SARs exercised under this Section 8 shall not be available for subsequent issuance under the plan.

9.           Term of Plan. The Plan shall become effective as of the Effective Date. It shall continue in effect until terminated under Section 17 of the Plan.

10.         Term of Award; Limitations on Vesting and Repricing.

(a)           The term of each Award shall be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

(b)           Except as may be provided in the Award Agreement, each award shall vest over a period of not less than three (3) years from the date of grant, provided that Conversion Options and awards that are granted or vest based on performance goals shall not count toward the limit of this Section 10(b).

(c)           No Award may be repriced, replaced, regranted through cancellation, or modified without approval of the shareholders of the Company (except in connection with an adjustment pursuant to Section 14) if the effect would be to reduce the exercise price for the Shares underlying such Award.

11.         Exercise Price and Consideration.

(a)           The per Share exercise price under each Award shall be such price as is determined by the Board, subject to the following:

     (i)        In the case of an Incentive Stock Option

(A)           granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; or

(B)           granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per share on the date of grant

(ii)        Except for Conversion Options under Section 6(c), the per Share exercise price under a Nonqualified Stock Option or SAR shall be no less than twenty-five percent (25%) of the fair market value per Share on the date of grant. Notwithstanding the foregoing (or any other provision of the Plan), Options and SARs that are granted to Employees who are non-exempt for purposes of the FLSA, shall satisfy the requirements for exclusion from regular rate of pay for purposes of the FLSA and shall have an exercise price that is at least eighty-five percent (85%) of the fair market value of the underlying Shares at the time of grant; furthermore, such Options or SARs shall not be exercisable within the six (6) month period immediately following the date of grant, except, if so provided in the Award Agreement, in the event of the Awardee’s death, disability, or retirement, upon a change in corporate control of the Company, or under such other circumstances as are permitted under the FLSA or rules and regulations thereunder.

(iii)       The maximum aggregate number of Shares underlying all Nonqualified Stock Options and SARs with a per Share exercise price of less than fair market value on any grant date that may be granted under this Plan is 500,000 Shares(increased, proportionately, in the event of any stock split, stock dividend or similar event with respect to the Shares); provided that Conversion Options shall not count against the limit of this Section 11(a)(iii).

(b)           The fair market value per Share shall be the closing price per share of the Common Share on the Over the Counter Bulletin Board (the “OTCBB”) on the date of grant. If the Shares cease to be listed on OTCBB, the Board shall designate an alternative method of determining the fair market value of the Shares. Notwithstanding the foregoing, the Board may determine that an alternative price may be fair market value if it is determined that the price on the OTCBB is not fair market value due to limited trading volume or other factors.

(c)           The consideration to be paid for the Shares to be issued upon exercise of an Award, including the method of payment, shall be determined by the Board at the time of grant and may consist of cash and/or check. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price. If the Awardee is an officer of the Company within the meaning of Section 16 of the Exchange Act, the officer may, in addition, be allowed to pay all or part of the purchase price with Shares which, as of the exercise date, the officer has owned for six (6) months or more.

(d)           Prior to issuance of the Shares upon exercise of an Award, the Awardee shall pay any federal, state, and local income and employment tax withholding obligations applicable to such Award. If an Awardee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he may elect to pay such withholding tax obligations by having the Company withhold Shares having a value equal to the amount required to be withheld, and any Award under the Plan may permit or require that such withholding tax obligations be paid by having the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall equal the fair market value of the Shares on the day the Award is exercised. The right of an officer to dispose of Shares to the Company in satisfaction of withholding tax obligations shall be deemed to be approved as part of the initial grant of an Award, unless thereafter rescinded, and shall otherwise be made in compliance with Rule 16b-3 and other applicable regulations, and any Award under the Plan may permit or require that such withholding tax obligations be paid by having the Company withhold Shares having a value equal to the amount required to be withheld.

12.         Exercise of Award.

(a)           Procedure for Exercise; Rights as a Shareholder. Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Board at the time of grant, and as shall be permissible under the terms of the Plan.

      An Award may not be exercised for a fraction of a Share.

     An Award shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 11(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award. In the event that the exercise of an Award is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 6(a), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 14 of the Plan.

        Exercise of an Award in any manner and delivery of the Shares subject to such Award shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Award, by the number of Shares as to which the Award is exercised.

(b)           Termination of Status as a Participant. In the event of termination of an Awardee’s Continuous Status as a Participant, such Awardee may exercise his or her rights under any outstanding Awards to the extent exercisable on the date of termination
(but in no event later than the date of expiration of the term of such Award as set forth in the Award Agreement). To the extent that the Awardee was not entitled to exercise his or her rights under such Awards at the date of such termination, or does not exercise such rights within the time specified in the individual Award Agreements, the Awards shall terminate.

(c)           Disability of Awardee. Notwithstanding the provisions of Section 12(b) above, in the event of termination of an Awardee’s Continuous Status as a Participant as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Awardee will vest in the Award, but only to the extent of the vesting that would have occurred had the Awardee remained in Continuous Status as a Participant for a period of twelve (12) months after the date on which the Participant ceased performing services as a result of the total and permanent disability. An Option or SAR that is vested pursuant to this Section 12(c) must be exercised within eighteen (18) months (or such shorter time as is specified in the grant) from the date on which the Participant ceased performing services as a result of the total and permanent disability (but in no event later than the date of expiration of the term of such Option or SAR as set forth in the Award Agreement). To the extent that the Awardee was not entitled to exercise such Option or SAR within the time specified herein, the Award shall terminate.

(d)           Death of Awardee. Notwithstanding the provisions of Section 12(b) above, in the event of the death of an Awardee:

(i)        who is at the time of death a Participant, the Award will vest, but only to the extent of the vesting that would have occurred had the Awardee continued living and remained in Continuous Status as a Participant twelve (12) months following the date of death, by the Awardee’s estate or by a person who acquired the right to exercise the Award by bequest or inheritance, or

(ii)        whose Option or SAR has not yet expired but whose Continuous Status as a Participant terminated prior to the date of death, the Option or SAR may be exercised, at any time within twelve (12) months following the date of death, by the Awardee’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent of the right to exercise that had vested at the date of termination.

(e)           Notwithstanding subsections (b), (c), and (d) of this Section 12, the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Award beyond the date on which the Award would have expired if no termination of the Employee’s Continuous Status as a Participant had occurred).

13.         Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Awardee, only by the Awardee; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

14.         Adjustments to Shares Subject to the Plan. Any Award, the Maximum Annual Employee Award and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

   In the event of the proposed dissolution or liquidation of the Company, the Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Board and give each Awardee the right to exercise an Award as to all or any part of the Shares subject to an Award, including Shares as to which the Award would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Award shall be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Board shall, in lieu of such assumption or substitution, provide for the Awardee to have the right to exercise the Award as to all of the Shares subject to Awards, including Shares as to which the Award would not otherwise be exercisable. If the Board makes an Award fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Awardee that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award will terminate upon the expiration of such period.

15.         Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the grant, exercise or vesting of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

16.         Substitutions and Assumptions. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

17.         Amendment and Termination of the Plan.

(a)           Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided that any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 14 of the Plan, and any amendment described in Section 10(b) of the Plan, shall require approval of or ratification by the shareholders of the Company.

(b)           Participants in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(c)           Effect of Amendment or Termination. Any such amendment or termination of the
Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Awardee and the Board, which agreement must be in writing and signed by the Awardee and the Company.

18.         Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.         Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.         No Employment/Service Rights. Nothing in the Plan shall confer upon any Participant the right to an Award or to continue in service as an Employee or Consultant for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining such person), or of any Participant or Awardee, which rights are hereby expressly reserved by each, to terminate such person’s services at any time for any reason, with or without cause.